UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
March 6, 2008

GARTNER, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-14443	04-3099750
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
P.O. Box 10212
56 Top Gallant Road
Stamford, CT 06902-7747
(Address of Principal Executive Offices, including Zip Code)
(203) 316-1111
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.    REGULATION FD DISCLOSURE.
On March 6, 2008, Gartner, Inc. (the “Company”) made investor presentations that included the slides filed as Exhibit 99.1 to this Current Report on Form 8-K, which are incorporated by reference herein. At the presentations, the Company updated previously issued guidance for 2008 to reflect the sale of its Vision Events business, which was completed on February 29, 2008.
The slides contained in Exhibit 99.1 are posted on the Company’s website at www.gartner.com.
Additionally, on March 6, 2008, the Company issued a press release relating to the investor presentations and updated guidence. A copy of this press release is furnished as Exhibit 99.2.
In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 and in Exhibits 99.1 and 99.2 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.
(d)	Exhibits

EXHIBIT NO.	DESCRIPTION
99.1	Gartner, Inc. Investor Presentation dated March 6, 2008.

99.2	Press Release issued March 6, 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gartner, Inc.
Date: March 6, 2008	By:	/s/ Christopher J. Lafond
Christopher J. Lafond
Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1	Gartner, Inc. Investor Presentation dated March 6, 2008.

99.2	Press Release issued March 6, 2008.